[GRAPHIC:  U.S. GLOBAL INVESTORS, INC.]

10/02/96



Dear Financial Advisor:

YOU ARE INVITED!!!! U.S. Global Investors, Inc., cordially invites you to an interactive meeting with two expert portfolio managers, Victor Flores and Creston King, on Friday, October 11, 1996 from 7:15 p.m. to 8:15 p.m. at the John B. Hynes Convention Center, room 204. You will have an opportunity to discuss market conditions and investment strategies with these veteran investment specialists.

Victor Flores, CFA, manages the U.S. World Gold and U.S. Gold Shares Funds* and will discuss his funds and the gold mining industry. In addition to portfolio management experience, Victor has a Master of Arts in Energy and Mineral Resources Management and a Bachelor of Sciences in Geological Sciences. The numbers below demonstrate Victor=s excellent track record with the U.S.
World Gold Fund:

         Total Return                 Average Annual Total Returns**
         Year-to-Date**               1 yr.       5 yr.       10 yr.
         --------------               -----       -----       ------
         28.53%                       28.69%      18.85%      7.49%

         **As of 9/30/96

U.S. Global Investors, Inc., also capitalizes on the fixed income and money markets with the U.S. Tax Free, United Services Near-Term Tax Free and U.S. Government Securities Savings Funds, managed by Creston King, CFA. Creston will talk about investment opportunities in the fixed income and money markets. These funds= superior performance have earned high rankings by leading rating services.

In addition to the meeting, we invite you to the Boston Money Show, October 11th-13th, for Victor Flores' workshop on the Globalization of the Gold Mining Industry and Art Bonnel's workshop on Market Insights from a Growth Stock
Picker: What to Look for and How. U.S. Global Investors, Inc., will be exhibiting and will have members of our Financial Advisor Service Team (F.A.S.T.) on hand to answer questions and offer materials. If you would like to attend the meeting or the workshops, please contact a F.A.S.T. representative at
(800) 873-3639 or by email at (shsvc@usfunds.com). Thank you, and we look forward to meeting with you in Boston.

Sincerely,


/s/ Chris Wammack

Chris Wammack                                           7900 Callaghan Road
Director of Institutional Marketing                     ........................
                                                        Mail Address:
----------                                              P.O. Box 29467
*Call (800)  873-3639 for more  information  and a      San Antonio, Texas
free  prospectus   including  fees  and  expenses.      78229-0467
Please  read  the  prospectus   carefully   before      ........................
investing.  Investment returns and principal value      Tel 210-308-1234
may vary, and you may have a gain or loss when you      ........................
sell shares.  Past  performance is no guarantee of      1-800-US-FUNDS
future results. U.S. Global Investors,  Inc., is a      ........................
registered   investment   advisor   that   renders      Fax 210-308-1223
investment advice to the United Services Family of      ........................
Funds, a collection of 13 no-load mutual funds.         email shsvc@usfunds.com